UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐ Definitive Proxy Statement

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☐ Soliciting Material Pursuant to §240.14a-12

Spruce Biosciences, Inc.

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Your Vote Counts! SPRUCE BIOSCIENCES, INC. 2026 Annual Meeting Vote by May 20, 2026 11:59 P.M. Eastern Time (company logo) SPRUCE BIOSCIENCES, INC. 611 GATEWAY BOULEVARD, SUITE 740 SOUTH SAN FRANCISCO, CA 94080 V92862-P47520 You invested in SPRUCE BIOSCIENCES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the annual stockholder meeting to be held on May 21, 2026 at 10:00 A.M. Pacific Time at www.virtualshareholdermeeting.com/SPRB2026 and any adjournment or postponement thereof. Get informed before you vote View the Proxy Statement and Annual Report to Stockholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 7, 2026. To view the voting material(s) online, visit www.ProxyVote.com and have your control number (indicated below) available. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 21, 2026 10:00 A.M. Pacific Time Virtually at: www.virtualshareholdermeeting.com/SPRB2026*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting as described in more detail in the complete proxy materials available to you online. You may view the proxy materials online at ProxyVote.com or easily request a paper copy (see reverse side). Please follow the instructions on the reverse side to vote these important matters. Before voting, we encourage you to access and review all of the important information contained in the proxy materials. Voting Items 1. To elect the three Class III directors named below to hold office until the Company’s 2029 annual meeting of stockholders. Nominees: 01) Michael Grey 02) Camilla V. Simpson, M.Sc. 03) Javier Szwarcberg, M.D., MPH 2. To ratify the selection by the Audit Committee of the Board of Directors of BDO USA, P.C. as the independent registered public accounting firm of the Company for the Company’s fiscal year ending December 31, 2026. 3. To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement. 4. To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof. Board Recommends For For For Year Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V92863-P47520